Accounts receivable, net	12 Months Ended
Dec. 31, 2018
Accounts Receivable, Net [Abstract]
Accounts receivable, net
7.	Accounts receivable, net

Accounts receivable, net as of December 31, 2017 and 2018 are as follows:

	2017	2018
	RMB	RMB

Accounts receivable	3,107,315	4,371,898
Less: allowance for doubtful accounts	(252,905)	(481,186)

	2,854,410	3,890,712

Accounts receivable are non-interest bearing and are generally on terms of 60 to 90 days. In some cases, these terms are extended up to 360 days for certain qualifying long-term customers who have met specific credit requirements.

As of December 31, 2018, accounts receivable at carrying value of RMB481.2 million (2017: RMB252.9 million) were impaired and fully provided for. The movements in the allowance for doubtful accounts are as follows:

	2016	2017	2018
	RMB	RMB	RMB

Balance as of January 1	46,441	100,040	252,905
Charge for the year	53,599	152,865	228,281
Write off for the year	-	-	-

Balance as of December 31	100,040	252,905	481,186